Exhibit 99.1

Tops Holding LLC

Tops Markets, LLC

Tops Markets II Corporation

Tops Holding II Corporation

LETTER OF TRANSMITTAL FOR THE

OFFERS TO EXCHANGE

all outstanding unregistered 8.875% Senior Secured Notes due 2017

($460,000,000 aggregate principal amount) that are fully and unconditionally guaranteed as to payment of principal and interest by the guarantors

for

8.875% Senior Secured Notes due 2017

that have been registered under the Securities Act of 1933, as amended

(the “Securities Act”) and are fully and unconditionally guaranteed as to payment of principal and interest by the guarantors

and

all outstanding unregistered 8.750% / 9.500% Senior Notes due 2018

($150,000,000 aggregate principal amount)

for

8.750% / 9.500% Senior Notes due 2018

that have been registered under the Securities Act

The exchange offers will expire at 5:00 p.m., New York City time, on                 , 2013 unless the exchange offers are extended by Tops Holding LLC, Tops Markets, LLC, Tops Markets II Corporation and Tops Holding II Corporation (collectively, the “Issuers”) in their sole discretion.

Tenders of unregistered notes may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date (as defined below).

By Facsimile: (651) 466-7372	By Registered or Certified Mail: U.S. Bank National Association West Side Flats Operations Center 60 Livingston Avenue Mail Station—EP-MN-WS2N St. Paul, Minnesota 55107-2292	By Hand/Overnight Delivery: U.S. Bank National Association 111 Fillmore Avenue St. Paul, MN 55107-1402

Confirm by Telephone: (651) 466-6777	Attn: Specialized Finance	Attn: Specialized Finance

Delivery of this letter of transmittal to an address, or transmission via facsimile, other than to the exchange agent as set forth above, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the risk of the holder. Instead of delivery by mail, we recommend that holders use an overnight or hand delivery service. If delivery is by mail, we recommend the use of registered mail with return receipt requested, properly insured. You should read the instructions accompanying this letter of transmittal carefully before you complete this letter of transmittal.

The undersigned acknowledges that he or she has received the prospectus dated             , 2013 of the Issuers and this letter of transmittal and the instructions hereto, which together constitute the Issuers’ offers to exchange:

•

$460,000,000 aggregate principal amount of unregistered 8.875% Senior Secured Notes due 2017 for 8.875% Senior Secured Notes due 2017 and $150,000,000 aggregate principal amount of 8.750% / 9.500% Senior Notes due 2018 for 8.750% / 9.500% Senior Notes due 2018, each of which have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement of which the prospectus is a part. The outstanding unregistered 8.875% Senior Secured Notes due 2017 have CUSIP numbers 89078WAC3 or 489095AC4. The outstanding unregistered 8.750% / 9.500% Senior Notes due 2018 have CUSIP numbers 489096AA6 or 89078XAA5.

The term “Expiration Date” shall mean 5:00 p.m., New York City time, on                 , 2013, unless the Issuers in their sole discretion, extend the exchange offers, in which case the term shall mean the latest date and time to which the exchange offers are extended. Whenever we refer to the unregistered 8.875% Senior Secured Notes due 2017 or 8.750% / 9.500% Senior Notes due 2018, we will refer to them as the “unregistered notes.” Whenever we refer to the 8.875% Senior Secured Notes due 2017 or 8.750% / 9.500% Senior Notes due 2018, the offers of which have been registered under the Securities Act, we will refer to them as the “exchange notes.” All other terms used but not defined herein have the meaning given to them in the prospectus.

This letter of transmittal is to be used if (1) certificates representing unregistered notes are to be physically delivered to the exchange agent by Holders (as defined below) or (2) tender of the unregistered notes is to be made by Holders according to the guaranteed delivery procedures set forth in the prospectus under “The Exchange Offers—Guaranteed Delivery Procedures.” Delivery of this letter of transmittal and any other required documents must be made to the exchange agent. Delivery of documents to The Depository Trust Company (“DTC”) does not constitute delivery to the exchange agent.

The term “Holder” as used herein means any person in whose name unregistered notes are registered on the books of the Issuers or any other person who has obtained a properly completed bond power from the registered holder.

Any Holder of unregistered notes who wishes to tender such unregistered notes must, prior to the Expiration Date, either: (1) complete, sign and deliver this letter of transmittal, or a facsimile thereof, to the exchange agent in person or to the address or facsimile number set forth above and tender (and not withdraw) such unregistered notes, or (2) if a tender of unregistered notes is to be made by book-entry transfer to the account maintained by the exchange agent at DTC, confirm such book-entry transfer, including the delivery of an agent’s message (a “Book-Entry Confirmation”), in each case in accordance with the procedures for tendering described in the instructions to this letter of transmittal.

Holders of unregistered notes whose certificates are not immediately available or who are unable to deliver their certificates or Book-Entry Confirmation and all other documents required by this letter of transmittal to the exchange agent on or prior to the Expiration Date must tender their unregistered notes according to the guaranteed delivery procedures set forth under the caption “The Exchange Offers—Guaranteed Delivery Procedures” in the prospectus. (See Instruction 1.)

Upon the terms and subject to the conditions of the exchange offers, the acceptance for exchange of the unregistered notes validly tendered and not withdrawn and the issuance of the exchange notes will be made promptly following the Expiration Date. For the purposes of the exchange offers, the Issuers shall be deemed to have accepted for exchange validly tendered unregistered notes when, as and if the Issuers have given written notice thereof to the exchange agent.

The undersigned has completed, executed and delivered this letter of transmittal to indicate the action the undersigned desires to take with respect to the exchange offers.

Please read this entire letter of transmittal and the prospectus carefully before checking any box below. The instructions included in this letter of transmittal must be followed. Questions and requests for assistance or for additional copies of the prospectus, this letter of transmittal and the notice of guaranteed delivery may be directed to the exchange agent. See Instruction 11.

Holders who wish to accept the exchange offers and tender their unregistered notes must complete this letter of transmittal in its entirety and comply with all of its terms.

Please list below the unregistered notes to which this letter of transmittal relates. If the space provided below is inadequate, the certificate numbers and principal amounts should be listed on a separate signed schedule, attached hereto. All tenders must be in minimum denominations of $2,000 and larger integral multiples of $1,000.

DESCRIPTION OF UNREGISTERED 8.875% SENIOR SECURED NOTES DUE 2017

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered notes tendered:

DESCRIPTION OF UNREGISTERED 8.750% / 9.500% SENIOR SECURED NOTES DUE 2018

Name(s) and Address(es) of Holder(s) (please fill in, if blank)	Type of Security Tendered	Certificate Number(s) (attach signed list, if necessary)	Aggregate Principal Amount Tendered

Total principal amount of unregistered notes tendered:

☐	Check here if tendered unregistered notes are being delivered by DTC to the exchange agent’s account at DTC and complete the following:

Type of Note:

Name of tendering institution:

DTC book-entry account:

Transaction code no.:

Holders who wish to tender their unregistered notes and (i) whose unregistered notes are not immediately available, or (ii) who cannot deliver their unregistered notes, the letter of transmittal or any other required documents to the exchange agent prior to the Expiration Date, or cannot complete the procedure for book-entry transfer on a timely basis, may effect a tender according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.”

☐	Check here if tendered unregistered notes are being delivered pursuant to a notice of guaranteed delivery previously delivered to the exchange agent and complete the following:

Type of Note:

Name(s) of holder(s) of unregistered notes:

Window ticket no. (if any):

Date of execution of notice of guaranteed delivery:

DTC book-entry account:

If delivered by book-entry transfer:

Name of tendering institution:

Transaction code no.:

☐	Check here if you are a broker-dealer and wish to receive 10 additional copies of the prospectus and 10 copies of any amendments or supplements thereto.

    Name:

    Address:

Ladies and Gentlemen:

Subject to the terms and conditions of the exchange offers, the undersigned hereby tenders to the Issuers the principal amount of unregistered notes indicated above. Subject to and effective upon the acceptance for exchange of the principal amount of unregistered notes tendered hereby in accordance with this letter of transmittal and the accompanying instructions, the undersigned sells, assigns and transfers to, or upon the order of, the Issuers all right, title and interest in and to the unregistered notes tendered hereby. The undersigned hereby irrevocably constitutes and appoints the exchange agent its agent and attorney-in-fact (with full knowledge that the exchange agent also acts as agent of the Issuers and as trustee under the indentures for the unregistered notes and the exchange notes) with respect to the tendered unregistered notes with full power of substitution to (1) deliver certificates for such unregistered notes to the Issuers, or transfer ownership of such unregistered notes on the account books maintained by DTC, together with all accompanying evidences of transfer and authenticity to, or upon the order of, the Issuers and (2) present such unregistered notes for transfer on the books of the Issuers and receive all benefits and otherwise exercise all rights of beneficial ownership of such unregistered notes, all in accordance with the terms of the exchange offers. The power of attorney granted in this paragraph shall be deemed irrevocable and coupled with an interest.

The undersigned hereby represents and warrants that he or she has full power and authority to tender, exchange, sell, assign and transfer the unregistered notes tendered hereby and to acquire the exchange notes issuable upon the exchange of the unregistered notes, and that the Issuers will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim, when the same are acquired by the Issuers. The undersigned also acknowledges that these exchange offers are being made in reliance upon an interpretation by the staff of the Securities and Exchange Commission that the exchange notes issued in exchange for the unregistered notes pursuant to the exchange offers may be offered for sale, resold and otherwise transferred by holders thereof (other than a broker-dealer who purchased such unregistered notes directly from the Issuers for resale pursuant to Rule 144A or any other available exemption under the Securities Act or a holder that is an “affiliate” of the Issuers as defined in Rule 405 under the Securities Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such exchange notes are acquired by a non-affiliate in the ordinary course of such holder’s business and such holders have no arrangement or understanding with any person to participate in the distribution of such exchange notes.

The undersigned Holder represents and warrants that:

(a) the exchange notes acquired pursuant to the exchange offers are being acquired in the ordinary course of business of the person receiving the exchange notes, whether or not the person is the Holder,

(b) neither the undersigned Holder nor any other recipient of the exchange notes (if different than the Holder) is engaged in, intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the unregistered notes or exchange notes,

(c) neither the undersigned Holder nor any other recipient is an “affiliate” of the Issuers as defined in Rule 405 promulgated under the Securities Act or, if the Holder or such recipient is an affiliate, that the Holder or such recipient will comply with the registration and prospectus delivery requirements of the Securities Act to the extent applicable,

(d) if the undersigned is a broker-dealer, it has not entered into any arrangement or understanding with the Issuers or any “affiliate” of the Issuers as defined in Rule 405 promulgated under the Securities Act to distribute the exchange notes,

(e) if the undersigned is a broker-dealer, the undersigned further represents and warrants that, if it will receive exchange notes for its own account in exchange for unregistered notes that were acquired as a result of market-making activities or other trading activities, the undersigned will deliver a prospectus meeting the requirements of the Securities Act (for which purposes, the delivery of the prospectus, as the same may be hereafter supplemented or amended, shall be sufficient) in connection with any resale of exchange notes received in the exchange offers, and

(f) the undersigned Holder is not acting on behalf of any person or entity that could not truthfully make these representations.

Any broker-dealer acknowledging that it will deliver, and by delivering, a prospectus meeting the requirements of the Securities Act in connection with any resale of exchange notes, will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

The undersigned will, upon request, execute and deliver any additional documents deemed by the exchange agent or the Issuers to be necessary or desirable to complete the exchange, assignment and transfer of the unregistered notes tendered hereby or transfer of ownership of such unregistered notes on the account books maintained by a book-entry transfer facility.

The undersigned understands and agrees that the Issuers reserve the right not to accept tendered unregistered notes from any tendering Holder if the Issuers determine, in their sole and absolute discretion, that their ability to proceed with the exchange offers would be impaired by a pending or threatened action or proceeding with respect to the exchange offers or that such acceptance could result in a violation of applicable securities laws.

For purposes of the exchange offers, the Issuers shall be deemed to have accepted validly tendered unregistered notes when, as and if the Issuers have given oral or written notice thereof to the exchange agent. If any tendered unregistered notes are not accepted for exchange pursuant to the exchange offers for any reason, such unaccepted or non-exchanged unregistered notes will be returned to the address shown below or to a different address as may be indicated herein under “Special Delivery Instructions,” without expense to the tendering Holder thereof, (or, in the case of tender by book-entry transfer into the exchange agent’s account at the book-entry transfer facility pursuant to the book-entry transfer procedures described in the prospectus under the “The Exchange Offers—Book-Entry Transfer,” such non-exchanged notes will be credited to an account maintained with such book-entry transfer facility) as promptly as practicable after the expiration or termination of the exchange offers.

The undersigned understands and acknowledges that the Issuers reserve the right in their sole discretion to purchase or make offers for any unregistered notes that remain outstanding subsequent to the Expiration Date or, as set forth in the prospectus under the caption “The Exchange Offers—Expiration Date; Extensions; Amendment; Termination,” to terminate the exchange offers and, to the extent permitted by applicable law, purchase unregistered notes in the open market, in privately negotiated transactions or otherwise. The terms of any such purchases or offers could differ from the terms of the exchange offers.

The undersigned understands that tenders of unregistered notes pursuant to the procedures described under the caption “The Exchange Offers—Procedures for Tendering” in the prospectus and in the instructions hereto will constitute a binding agreement between the undersigned and the Issuers upon the terms and subject to the conditions of the exchange offers. The undersigned also agrees that acceptance of any tendered unregistered notes by the Issuers and the issuance of exchange notes in exchange therefor shall constitute performance in full by the Issuers of their obligations under the exchange offers and Registration Rights Agreement and that, upon the issuance of the exchange notes, the Issuers will have no further obligations or liabilities thereunder (except in certain limited circumstances).

All authority conferred or agreed to be conferred by this letter of transmittal shall survive the death, incapacity or dissolution of the undersigned and every obligation under this letter of transmittal shall be binding upon the undersigned’s heirs, personal representatives, successors and assigns. This tender may be withdrawn only in accordance with the procedures set forth in the prospectus and in this letter of transmittal.

By acceptance of the exchange offers, each broker-dealer that receives exchange notes pursuant to the exchange offers hereby acknowledges and agrees that, upon the receipt of notice by the Issuers of the happening of any event that makes any statement in the prospectus untrue in any material respect or that requires the making of any changes in the prospectus in order to make the statements therein not misleading (which notice the Issuers agree to deliver promptly to such broker-dealer), such broker-dealer will suspend use of the prospectus until the Issuers have amended or supplemented the prospectus to correct such misstatement or omission and have furnished copies of the amended or supplemented prospectus to such broker-dealer.

The undersigned understands and agrees that unless he or she otherwise indicates under “Special Registration Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of the undersigned (or in either such event in the case of unregistered notes tendered by DTC, by credit to the respective account at DTC). Similarly, unless otherwise indicated under “Special Delivery Instructions,” the certificates representing the exchange notes issued in exchange for the unregistered notes will be sent and any unregistered notes not tendered or not exchanged (and accompanying documents, as appropriate) will be returned to the undersigned at the address shown below the undersigned’s signatures, unless, in either event, tender is being made through DTC. In the event that both “Special Registration Instructions” and “Special Delivery Instructions” are completed, the certificates representing the exchange notes issued in exchange for the unregistered notes will be issued and any unregistered notes not tendered or not exchanged will be returned in the name(s) of, and said certificates will be sent to, the person(s) so indicated. The undersigned recognizes that the Issuers have no obligations pursuant to the “Special Registration Instructions” and “Special Delivery Instructions” to transfer any unregistered notes from the name of the registered holder(s) thereof if the Issuers do not accept for exchange any of the unregistered notes so tendered.

Holders who wish to tender the unregistered notes and (1) whose unregistered notes are not immediately available or (2) who cannot deliver their unregistered notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date may tender their unregistered notes according to the guaranteed delivery procedures set forth in the prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures” and the Notice of Guaranteed Delivery. (See Instruction 2.)

PLEASE SIGN HERE WHETHER OR NOT TENDER IS TO BE MADE PURSUANT TO THE

GUARANTEED DELIVERY PROCEDURES.

(To be completed by all tendering Holders of unregistered notes regardless of whether unregistered notes are being physically delivered herewith)

This letter of transmittal must be signed by the registered Holder(s) of unregistered notes exactly as its (their) name(s) appear(s) on the certificate(s) of unregistered notes or, if tendered by a participant in DTC, exactly as such participant’s name appears on its security position listing it as the owner of unregistered notes, or by the person(s) authorized to become the registered Holder(s) by endorsements and documents transmitted with this letter of transmittal. If the unregistered notes to which this letter of transmittal relates are held of record by two or more joint Holders, then all such Holders must sign this letter of transmittal. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, then such person must set forth his or her full title below under “Capacity” and submit evidence satisfactory to the Issuers of such person’s authority to so act. (See Instruction 6.) If the signature appearing below is not that of the registered Holder(s) of the unregistered notes, then the registered Holder(s) must sign a valid proxy.

Date:

Date:
Signature(s) of Holder(s) or Authorized Signatory

Name(s):	Address:

(please print)	(including zip code)

Capacity(ies):	Area code and telephone no.:

Employer Identification or Social Security Number(s):

[Complete Substitute Form W-9 below.]

SIGNATURE GUARANTEE

(See Instruction 1 herein)

Certain signatures must be guaranteed by an Eligible Institution

(Name of Eligible Institution guaranteeing signatures)

(Address (including zip code) and telephone number (including area code) of firm)

(Authorized signatures)

(Printed names)

(Titles)

Date:

SPECIAL REGISTRATION INSTRUCTIONS (See Instruction 7 herein)		SPECIAL DELIVERY INSTRUCTIONS (See Instruction 7 herein)

To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or the exchange notes issued pursuant to the exchange offers are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this letter of transmittal or issued to an address different from that shown in the box entitled “Description of Unregistered Notes” within this letter of transmittal, or if exchange notes tendered by book-entry transfer that are not accepted for purchase are to be credited to an account maintained at DTC other than the account indicated above.		To be completed ONLY if certificates for unregistered notes in a principal amount not tendered or not accepted for exchange are to be sent to, or the exchange notes issued pursuant to the exchange offers are to be sent to someone other than, the person or persons whose signature(s) appear(s) within this letter of transmittal, or to an address different from that shown in the box entitled “Description of Unregistered Notes” within this letter of transmittal, or to be credited to an account maintained at DTC, other than the account indicated above.

Name:		Name:
	(please print)		(please print)

Address:		Address:
	(please print)		(please print)

	(zip code)		(zip code)

	Employer Identification or Social Security Number (See Substitute Form W-9 herein)		Employer Identification or Social Security Number (See Substitute Form W-9 herein)

INSTRUCTIONS

Forming part of the terms and conditions

of the exchange offers

1. Guarantee of Signatures. Signatures on this letter of transmittal (or copy hereof) or a notice of withdrawal, as the case may be, must be guaranteed by a member firm of a registered national securities exchange or of the Financial Industry Regulatory Authority, Inc., a commercial bank or trust company having an office or correspondent in the United States or an “eligible guarantor institution” within the meaning of Rule 17Ad-15 under the Exchange Act (an “Eligible Institution”) unless the unregistered notes tendered pursuant thereto are tendered (1) by a registered Holder (including any participant in DTC whose name appears on a security position listing as the owner of unregistered notes) who has not completed the box set forth herein entitled “Special Registration Instructions” or “Special Delivery Instructions” of this letter of transmittal or (2) for the account of an Eligible Institution.

2. Delivery of this Letter of Transmittal and Unregistered Notes. Certificates for the physically tendered unregistered notes (or a confirmation of a book-entry transfer to the exchange agent at DTC of all unregistered notes tendered electronically), as well as, in the case of physical delivery of unregistered notes, a properly completed and duly executed copy of this letter of transmittal or facsimile hereof and any other documents required by this letter of transmittal must be received by the exchange agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of the tendered unregistered notes, this letter of transmittal and all other required documents, or book-entry transfer and transmission of an Agent’s Message by a DTC participant, to the exchange agent are at the election and risk of the Holder and, except as otherwise provided below, the delivery will be deemed made only when actually received by the exchange agent. Instead of delivery by mail, it is recommended that the Holder use an overnight or hand delivery service. In all cases, sufficient time should be allowed to assure timely delivery. No letter of transmittal or unregistered notes should be sent to the Issuers or DTC.

The exchange agent will make a request to establish an account with respect to the unregistered notes at DTC for purposes of the exchange offers promptly after receipt of the prospectus, and any financial institution that is a participant in DTC may make book-entry delivery of unregistered notes by causing DTC to transfer such unregistered notes into the exchange agent’s account at DTC in accordance with the relevant entity’s procedures for transfer. However, although delivery of unregistered notes may be effected through book-entry transfer at DTC, an Agent’s Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents must, in any case, be transmitted to and received by the exchange agent at the address specified on the cover page of the letter of transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be complied with.

A Holder may tender unregistered notes that are held through DTC by transmitting its acceptance through DTC’s Automatic Tender Offer Program, for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent’s Message to the exchange agent for its acceptance. The term “Agent’s Message” means a message transmitted by DTC to, and received by, the exchange agent and forming part of the Book-Entry Confirmation, which states that DTC has received an express acknowledgment from each participant in DTC tendering the unregistered notes and that such participant has received the letter of transmittal and agrees to be bound by the terms of the letter of transmittal and the Issuers may enforce such agreement against such participant. Delivery of an Agent’s Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth on page 7 of this letter of transmittal are true and correct.

Holders who wish to tender their unregistered notes and (1) whose unregistered notes are not immediately available or (2) who cannot deliver their unregistered notes, this letter of transmittal or any other documents required hereby to the exchange agent prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, must tender their unregistered notes and follow the guaranteed delivery procedures set forth in the prospectus. Pursuant to such procedures: (1) such tender must be made by or through an Eligible Institution (as defined above) or pursuant to the DTC standard operating procedures; (2) prior to the Expiration Date, the exchange agent must have received from the Eligible Institution a properly completed and duly executed notice of guaranteed delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the unregistered notes, the certificate number or numbers of such unregistered notes and the principal amount of unregistered notes tendered, stating that the tender is being made thereby and guaranteeing that within three business days after the Expiration Date, this letter of transmittal (or copy thereof) together with the certificate(s) representing the unregistered notes (or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC) and any of the required documents will be deposited by the Eligible Institution with the exchange agent and (3) such properly completed and executed letter of transmittal (or copy thereof), as well as all other documents required by this letter of transmittal and the certificate(s) representing all tendered unregistered notes in proper form for transfer or a confirmation of electronic mail delivery or book-entry delivery into the exchange agent’s account at DTC, must be received by the exchange agent within three business days after the Expiration Date, all as provided in the prospectus under the caption “The Exchange Offers—Guaranteed Delivery Procedures.” Any Holder of unregistered notes who wishes to tender his unregistered notes pursuant to the guaranteed delivery procedures described above must ensure that the exchange agent receives the notice of guaranteed delivery prior to 5:00 p.m., New York City time, on the Expiration Date. Upon request to the exchange agent, a notice of guaranteed delivery will be sent to Holders who wish to tender their unregistered notes according to the guaranteed delivery procedures set forth above.

All questions as to the validity, form, eligibility (including time of receipt), acceptance and withdrawal of tendered unregistered notes or this letter of transmittal will be determined by the Issuers in their sole discretion, which determination will be final and binding. All tendering Holders, by execution of this letter of transmittal (or copy hereof), shall waive any right to receive notice of the acceptance of the unregistered notes for exchange. The Issuers reserve the absolute right to reject any and all unregistered notes or letter of transmittal not properly tendered, or any tenders the Issuers’ acceptance of which would, in the opinion of counsel for the Issuers, be unlawful. The Issuers also reserve the absolute right to waive any defects, irregularities or conditions of tender as to particular unregistered notes. The Issuers’ interpretation of the terms and conditions of the exchange offers (including the instructions in this letter of transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of unregistered notes must be cured within such time as the Issuers shall determine. Although the Issuers intend to notify Holders of defects or irregularities with respect to tenders of unregistered notes, none of the Issuers, the exchange agent or any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of unregistered notes, nor shall any of them incur any liability for failure to give such notification. Tenders of unregistered notes will not be deemed to have been made until such defects or irregularities have been cured or waived. Any unregistered notes received by the exchange agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned by the exchange agent to the tendering Holders of unregistered notes, unless otherwise provided in this letter of transmittal, as soon as practicable following the Expiration Date.

3. Inadequate Space. If the space provided is inadequate, the certificate number(s) of the unregistered notes should be listed on a separate signed schedule attached hereto.

4. Tender by Holder. Except in limited circumstances, only a registered Holder of unregistered notes or a DTC participant listed on a securities position listing furnished by DTC with respect to the unregistered notes may tender its unregistered notes in the exchange offers. Any beneficial owner of unregistered notes who is not the registered Holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this letter of transmittal on such beneficial owner’s behalf or must, prior to completing and executing this letter of transmittal and delivering such unregistered notes, either make appropriate arrangements to register ownership of the unregistered notes in such beneficial owner’s name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such unregistered notes.

5. Partial Tenders; Withdrawals. Tenders of unregistered notes will be accepted only in minimum denominations of $2,000 and larger integral multiples of $1,000. If less than the entire principal amount of any unregistered notes is tendered, the tendering Holder should fill in the principal amount tendered in the fourth column of the chart entitled “Description of Unregistered notes.” The entire principal amount of unregistered notes delivered to the exchange agent will be deemed to have been tendered unless otherwise indicated. If the entire principal amount of all unregistered notes is not tendered, unregistered notes for the principal amount of unregistered notes not tendered and a certificate or certificates representing exchange notes issued in exchange of any unregistered notes accepted will be sent to the Holder at his or her registered address, unless a different address is provided in the appropriate box on this letter of transmittal, promptly after the unregistered notes are accepted for exchange.

Except as otherwise provided herein, tenders of unregistered notes may be withdrawn at any time prior to the Expiration Date. To withdraw a tender of unregistered notes in the exchange offers, a written or facsimile transmission notice of withdrawal must be received by the exchange agent at its address set forth herein prior to the Expiration Date. Any such notice of withdrawal must (1) specify the name of the person having deposited the unregistered notes to be withdrawn (the “Depositor”), (2) identify the unregistered notes to be withdrawn (including the certificate number(s) and principal amount of such unregistered notes, or, in the case of unregistered notes transferred by book-entry transfer, the name and number of the account at DTC to be credited), (3) be signed by the Depositor in the same manner as the original signature on the letter of transmittal by which such unregistered notes were tendered (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the registrar with respect to the unregistered notes register the transfer of such unregistered notes into the name of the person withdrawing the tender and (4) specify the name in which any such unregistered notes are to be registered, if different from that of the Depositor. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Issuers, whose determination shall be final and binding on all parties. Any unregistered notes so withdrawn will be deemed not to have been validly tendered for purposes of the exchange offers and no exchange notes will be issued with respect thereto unless the unregistered notes so withdrawn are validly re-tendered. Any unregistered notes which have been tendered but which are not accepted for exchange by the Issuers will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of the exchange offers. Properly withdrawn unregistered notes may be re-tendered by following one of the procedures described in the prospectus under “The Exchange Offers—Procedures for Tendering” at any time prior to the Expiration Date.

6. Signatures on the Letter of Transmittal; Bond Powers and Endorsements. If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) of the unregistered notes tendered hereby, the signature must correspond with the name(s) as written on the face of the unregistered notes without alteration or any change whatsoever.

If any of the unregistered notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this letter of transmittal.

If a number of unregistered notes registered in different names are tendered, it will be necessary to complete, sign and submit as many copies of this letter of transmittal as there are different registrations of unregistered notes.

If this letter of transmittal (or a copy hereof) is signed by the registered Holder(s) (which term, for the purposes described herein, shall include a book-entry transfer facility whose name appears on the security listing as the owner of the unregistered notes) of notes tendered and the certificate(s) for exchange notes issued in exchange therefor is to be issued (or any untendered principal amount of unregistered notes is to be reissued) to the registered Holder, such Holder need not and should not endorse any tendered note, nor provide a separate bond power.

If this letter of transmittal (or a copy hereof) is signed by a person other than the registered Holder(s) of notes listed therein, such notes must be endorsed or accompanied by properly completed bond powers which authorize such person to tender the notes on behalf of the registered Holder, in either case signed as the name of the registered Holder(s) appears on the unregistered notes, and with the signatures on the endorsement or bond power guaranteed by an Eligible Institution.

If this letter of transmittal (or a copy hereof) or any unregistered notes or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, or officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuers, evidence satisfactory to the Issuers of the authority to so act must be submitted with this letter of transmittal.

Endorsements on unregistered notes or signatures on bond powers required by this Instruction 6 must be guaranteed by an Eligible Institution.

7. Special Registration and Delivery Instructions. Tendering Holders should indicate, in the applicable spaces, the name and address to which exchange notes, or unregistered notes for principal amounts not tendered or not accepted for exchange, are to be issued or sent, if different from the name and address of the person signing this letter of transmittal (or in the case of tender of the unregistered notes through DTC, if different from the account maintained at DTC indicated above). In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated.

8. Transfer Taxes. The Issuers will pay all transfer taxes, if any, applicable to the exchange of unregistered notes pursuant to the exchange offers. If, however, certificates representing exchange notes or unregistered notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the notes tendered hereby, or if tendered notes are registered in the name of any person other than the person signing this letter of transmittal, or if a transfer tax is imposed for any reason other than the exchange of unregistered notes pursuant to the exchange offers, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted with this letter of transmittal, the amount of such transfer taxes will be billed directly to such tendering Holder.

9. Waiver of Conditions. The Issuers reserve the right, in its sole discretion, to amend, waive or modify specified conditions in the exchange offers in the case of any unregistered notes tendered.

10. Mutilated, Lost, Stolen or Destroyed Unregistered Notes. Any tendering Holder whose unregistered notes have been mutilated, lost, stolen or destroyed should contact the exchange agent at the address indicated herein for further instruction.

11. Requests for Assistance or Additional Copies. Questions and requests for assistance and requests for additional copies of the prospectus or this letter of transmittal may be directed to the exchange agent at the address specified in the prospectus. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the exchange offers.

IMPORTANT TAX INFORMATION

A tendering Holder of the unregistered notes is required to give the exchange agent such Holder’s social security number or employer identification number (“TIN”) or establish a basis for exemption from backup withholding. If the unregistered notes are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

Certain tendering Holders (including, among others, all corporations and certain non-U.S. individuals) are not subject to these backup withholding and reporting requirements. Exempt Holders should indicate their exempt status on Substitute Form W-9. Non-U.S. individuals may qualify as an exempt recipient by submitting to the exchange agent a properly completed Internal Revenue Service Form W-8BEN, signed under penalties of perjury, attesting to that Holder’s exempt status. A Form W-8BEN can be obtained from the exchange agent. See the enclosed “Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9” for additional instructions.

A Holder shall write “applied for” in the box in Part I of the form if the tendering Holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If “applied for” is written in the box in Part I and the exchange agent is not provided with a TIN within 60 days thereafter, the exchange agent will withhold 28% on all payments under the senior notes until a TIN is provided to the exchange agent.

TO BE COMPLETED BY ALL TENDERING HOLDERS

PAYER’S NAME: TOPS HOLDING LLC, TOPS MARKETS, LLC, TOPS MARKETS II CORPORATION OR TOPS HOLDING II CORPORATION

SUBSTITUTE Form W-9	Part 1 — PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
Social Security Number(s) or

Employer Identification Number(s)

Department of the Treasury Internal Revenue Service Payer’s Request for Taxpayer Identification Number (“TIN”)

Part 2 — Certification — Under Penalties of Perjury, I certify that:

(1)    The number shown on this form is my correct Taxpayer Identification Number (“TIN”) (or I am waiting for a number to be issued to me), and

(2)    I am NOT subject to backup withholding because: (a) I am exempt from backup withholding, (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3)    I am a U.S. person (including a U.S. resident alien).

Part 3 — ☐ Check if Awaiting TIN

Certification Instructions — You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

SIGN HERE	SIGNATURE:	DATE:

Name:
(Please Print)

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28 PERCENT OF ANY PAYMENTS MADE TO YOU UNDER THE NOTES AND A U.S.$50 PENALTY IMPOSED BY THE IRS. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number to the exchange agent by the time of payment, the applicable amount of all reportable payments made to me will be withheld and such retained amounts shall be remitted to the IRS as backup withholding.

Signature	Date

Name (Please Print)

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number to Give the Payer. Social security numbers and individual taxpayer identification numbers have nine digits separated by two hyphens: i.e. 000-00-0000. If you are a resident alien and you do not have and are not eligible to get a social security number, your taxpayer identification number is your IRS individual taxpayer identification number (ITIN). Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account:	Give the SOCIAL SECURITY number of —	For this type of account:	Give the EMPLOYER IDENTIFICATION number of —

1. An individual’s account	The individual	6. Disregarded entity not owned by an individual	The owner

2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity (Do not furnish the identifying number of the personal representative or trustee unless the legal entity itself is not designated in the account title.) (4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate account	The corporation

4. a. The usual revocable savings trust account (grantor is also trustee)	The grantor-trustee(1)	9. Association, club, religious, charity, educational organization or other tax-exempt organization account	The organization

b. So-called trust account that is not a legal or valid trust under state law	The actual owner(1)	10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship account or disregarded entity owned by an individual	The owner(3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of an entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust.

NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-

Obtaining a Number

If you don’t have a taxpayer identification number or you don’t know your number, obtain Form SS-5, Application for a Social Security Number Card (for individuals), Form SS-4, Application for Employer Identification Number (for businesses and all other entities) or Form W-7, Application for IRS Individual Taxpayer Identification Number (for certain resident aliens) at the local office of the Social Security Administration or the Internal Revenue Service (the “IRS”) and apply for a number.

Payees Exempt from Backup Withholding

Payees exempt from backup withholding on all payments include the following:

•	An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

•	The United States or any of its agencies or instrumentalities.

•	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

•	A foreign government or any of its political subdivisions, agencies, or instrumentalities.

•	An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

•	A corporation.

•	A foreign central bank of issue.

•	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

•	A futures commission merchant registered with the Commodity Futures Trading Commission.

•	A real estate investment trust.

•	An entity registered at all times during the tax year under the Investment Company Act of 1940.

•	A common trust fund operated by a bank under section 584(a).

•	A financial institution.

•	A middleman known in the investment community as a nominee or custodian.

•	A trust exempt from tax under section 664 or described in section 4947.

Payments of interest not generally subject to backup withholding include the following:

•

Payments of interest on obligations issued by individuals. Note: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer’s trade or business and you have not provided your correct taxpayer identification number to the payor.

•	Payments described in Section 6049(b)(5) of the Code to nonresident aliens.

•	Payments on tax-free covenant bonds under Section 1451 of the Code.

•	Payments made by certain foreign organizations.

•	Mortgage interest payments paid to you.

Exempt payees described above should file Form W-9 to avoid possible erroneous backup withholding. FILE THIS FORM WITH THE PAYER, FURNISH YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE “EXEMPT” ON THE FACE OF THE FORM, SIGN AND DATE THE FORM AND RETURN IT TO THE PAYER. IF YOU ARE A NON-RESIDENT ALIEN OR A FOREIGN ENTITY NOT SUBJECT TO BACKUP WITH-HOLDING, FILE WITH PAYER A COMPLETED INTERNAL REVENUE FORM W-8 (CERTIFICATE OF FOREIGN STATUS).

Certain payments other than interest, dividends, and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see Sections 6041, 6041(a), 6045, 6050A and 6050N of the Code and the regulations promulgated thereunder.

Privacy Act Notice. Section 6109 requires most recipients of dividend, interest, or other payments to give taxpayer identification numbers to payers who must report the payments to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Information with Respect to Withholding. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.

(DO NOT WRITE IN SPACE BELOW)

Certificate surrendered	Unregistered notes tendered	Unregistered notes accepted

Delivery Prepared by	Checked by	Date

The exchange agent for the exchange offers is:

U.S. Bank National Association

In Person by Hand Only:	By Registered & Certified Mail:	By Regular Mail or Overnight Carrier:

U.S. Bank National Association Attn.: Specialized Finance 111 Fillmore Avenue St. Paul, MN 55107-1402	U.S. Bank National Association West Side Flats Operations Center Attn.: Specialized Finance 60 Livingston Avenue Mail Station—EP-MN-WS2N St. Paul, Minnesota 55107-2292	U.S. Bank National Association Attn.: Specialized Finance 111 Fillmore Avenue St. Paul, MN 55107-1402

By Facsimile (for Eligible Institutions Only):

(651) 466-7372

For Information or Confirmation by Telephone:

(651) 466-6777

For any questions regarding this letter of transmittal or for additional information, you may contact the exchange agent by telephone at (651) 495-3511.

All unregistered notes must be tendered by book-entry transfer in accordance with the standard operating procedures of DTC. Holders who wish to be eligible to receive exchange notes for their unregistered notes pursuant to the exchange offers must validly tender (and not withdraw) their unregistered notes to DTC prior to the Expiration Date or provide notice of guaranteed delivery to the exchange agent as described herein.